REVENUE	12 Months Ended
Dec. 31, 2021
REVENUE
REVENUE

15.         REVENUE

The Corporation recorded revenue as follows:

	For the years ended December 31
	2021	2020

Mining operations
Concentrate sales(i)	$22,309	$—
Less: silver delivered under the Wheaton SPA	(4,393)	—
Extraction services(ii)	681	—
Revenue from contracts with customers	18,597	—
Change in fair value of provisionally priced trade receivables(iii)	410	—
	19,007	—

Reclamation management(iv)	2,495	2,866

	$21,502	$2,866

(i)	Concentrate sales revenue represents the sale of all concentrate produced at Keno Hill to the Offtaker under the Corporation’s offtake agreement, prior to the 25% of silver production that is delivered to Wheaton under the Wheaton SPA. Concentrate sales revenue is recorded net of transportation costs.
(ii)	Extraction services revenue represents revenue earned from the mining of silver that is delivered to Wheaton under the Wheaton SPA. The actual cash payment from Wheaton, which differs from the extraction services revenue recognized, is determined using a payment formula, which is dependent on the spot price of silver at time of delivery and Alexco’s stage in the production period as defined in the Wheaton SPA (Note 9).
(iii)	Change in fair value of provisionally priced trade receivables is attributable to changes in forward metals prices and represents the change in metals prices from the date of revenue recognition to the date of final settlement.
(iv)	Reclamation management revenue represents revenue earned by ERDC for the environmental care and maintenance for the historical environmental liabilities of the former UKHM mineral properties (Note 8).